Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Rogers Corporation, a Massachusetts corporation (the “Corporation”), does hereby certify that:
The Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2017 (the “Form 10-Q”) of the Corporation fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Bruce D. Hoechner
Bruce D. Hoechner
President and Chief Executive Officer,
Principal Executive Officer
November 2, 2017

/s/ Janice E. Stipp
Janice E. Stipp
Senior Vice President, Finance and Chief Financial Officer,
Principal Financial Officer and Principal Accounting Officer
November 2, 2017